LONG-TERM DEBT	6 Months Ended
May 31, 2022
Long-term Debt
LONG-TERM DEBT

18.       LONG-TERM DEBT

	Third party	SBA Loan	Total
	$	$	$
Balance, November 30, 2020 (current and long-term)	40,059	-	40,059
Acquired on acquisition of IndieFlix (Note 3)	-	156,625	156,625
Payments	(42,775)	-	(42,775)
Interest expense and accretion	2,716	1,640	4,356
Balance, November 30, 2021 (current and long-term)	-	158,265	158,265
Interest expense and accretion	-	4,877	4,877
Government grant	-	(5,967)	(5,967)
Balance, February 28, 2022	-	157,175	157,175
Current portion	-	7,161	7,161
Long-term portion	-	150,014	150,014

Third party

During the year ended November 30, 2020, the Company entered into a Conditional Sales Contract for the purchase of a vehicle. The agreement bore interest of 6.99%, required 60 monthly payments of CAD$1,028, and was secured by a vehicle with a net book value of $nil (November 30, 2021 - $30,312) (Note 10).

SBA loan

In June 2020, IndieFlix obtained a $150,000 U.S. Small Business Administration (“SBA”) loan which increased to $200,000 upon receiving a further $50,000 in July 2020. The SBA loan bears interest at 3.75% from the date of the advance and requires monthly payments of $1,023 commencing 24 months from the date of the first advance. The balance of principal and interest will be repayable over 30 years from the date of the first advance. The SBA loan is secured by a continuing security interest in all of IndieFlix’s current and future assets.

The loan is being accreting to its face value at an effective rate of 6.25% over the term of the loan.

On March 17, 2022, SBA provided an additional six month deferment for IndieFlix’s SBA Loan where the first payment has been deferred to 30 months from the date of the first advance from 24 months. The value of the benefit received from SBA was valued at $5,967 and is included in interest and other income in the consolidated statements of loss and comprehensive loss.